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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20543

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (date of earliest event reported) May 3, 2002




                           Commission File No. 1-11706



                         CARRAMERICA REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)



         Maryland                                     52-1796339
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
    incorporation or organization)



                   1850 K Street, N.W., Washington, D.C. 20006
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                  (Address or principal executive office) (Zip code)


       Registrant's telephone number, including area code: (202) 729-1700
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                         CarrAmerica Realty Corporation
                                    Form 8-K

Item 7   Financial Statements and Exhibits

         (c)  Exhibits

              Exhibits
              Number
              --------

              99.1 Press Release, May 3, 2002 entitled "Supplemental Operating and Financial Data".
              99.2   Press Release, May 3, 2002.


Item 9   Regulation FD Disclosure

     Attached hereto as Exhibits 99.1 and 99.2 are copies of certain Supplemental Information included in the Company's press release, dated May 3, 2002 and the Company's Press Release, dated May 3, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   May 3, 2002


CARRAMERICA REALTY CORPORATION



By:  /s/  Stephen E. Riffee
     -----------------------------
     Stephen E. Riffee
     Chief Financial Officer, Controller/Treasurer

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                                  EXHIBIT INDEX

Exhibit
Number
-------

99.1     Press Release, May 3, 2002 entitled "Supplemental Information"
99.2     Press Release, May 3, 2002

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